UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 15, 2017

RENNOVA HEALTH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35141	68-0370244
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Australian Avenue, Suite 800, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 855-1626
(Registrant’s Telephone Number, Including Area Code)

___________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 15, 2017, Rennova Health, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain existing institutional investors of the Company. Pursuant to the Purchase Agreement, the Company has agreed to issue $10,850,000 aggregate principal amount of Senior Secured Original Issue Discount Convertible Debentures due two years from the date of issuance (the “New Debentures”) and three series of warrants to purchase shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), as further described below (each, a “Warrant” and, collectively, the “Warrants”). The Purchase Agreement contains certain customary representations, warranties and covenants. Gross proceeds from the Purchase Agreement are expected to be $8,750,000. The closing of the offering is expected to occur on or before March 20, 2017 and is subject to, among other things, customary closing conditions.

Simultaneously with the offering of New Debentures and Warrants, pursuant to an Exchange Agreement, the holder of the Company’s Original Issue Discount Convertible Debentures issued on February 2, 2017 will exchange $1,590,000 principal amount of such debentures for $2,464,500 of new debentures on the same terms as, and pari passu with, the New Debentures (the “Exchange Debentures” and, together with the New Debentures, the “Debentures”) and Warrants. Additionally, until the fifth trading day after the closing, the holder of $2,000,000 stated value of the Company’s Series H Convertible Preferred Stock may exchange such preferred stock into $2,480,000 principal amount of Exchange Debentures and Warrants on the same terms. All issuance amounts of Debentures reflect a 24% original issue discount.

The Debentures may be converted at any time at a conversion price equal to $1.66. The New Debentures will begin to amortize monthly commencing on the 90th day following the closing date and the Exchange Debentures will begin to amortize monthly immediately. On each monthly amortization date, the Company may elect to repay 5% of the original principal amount of Debentures in cash or, in lieu thereof, the conversion price of such Debentures shall thereafter be 85% of the volume weighted average price at the time of conversion. In the event the Company does not elect to pay such amortization amounts in cash, each investor, in their sole discretion, may increase the conversion amount subject to the alternative conversion price by up to four times the amortization amount.

If any Event of Default (as defined in the Debentures) occurs, the outstanding principal amount of the Debentures, plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the holder’s election, immediately due and payable in cash. Commencing five days after the occurrence of any Event of Default that results in the eventual acceleration of the Debentures, the interest rate on the Debentures shall accrue at an interest rate equal to the lesser of 18% per annum and the maximum rate permitted under applicable law.

The Debentures contain customary affirmative and negative covenants. The conversion price is subject to “full ratchet” and other customary anti-dilution protections as more fully described in the Debentures.

The Series A Warrants will be exercisable for up to a number of shares of Common Stock equal to 100% of the shares underlying the Debentures. They will be immediately exercisable and have a term of exercise equal to five years. The Series B Warrants will be exercisable for up to a number of shares of Common Stock equal to 100% of the shares underlying the Debentures and are exercisable for a period of 18 months commencing immediately. The Series C Warrants will be exercisable for up to a number of shares of Common Stock equal to 100% of the shares underlying the Debentures and have a term of five years provided such Warrants shall only vest if, when and to the extent that the holders exercise the Series B Warrants. The Series A and Series C Warrants each will have an exercise price of $1.95 and the Series B Warrants will have an exercise price of $1.66. All Warrants will be subject to “full ratchet” and other customary anti-dilution protections.

As collateral security for all of the Company’s obligations under the Debentures, the Company and the Company’s subsidiaries listed in the security agreement, will grant the Debenture holders a security interest in all of the Company’s and its subsidiaries’ assets, pursuant to the terms of the Security Agreement (the “Security Agreement”). To further secure the Company’s obligations, the Company’s subsidiaries will also execute a Guarantee (the “Guarantee”), pursuant to which the subsidiaries agree to guaranty the Company’s obligations owed to the Debenture holders.

The securities to be issued under the Purchase Agreement will be issued in reliance on the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated thereunder as transactions by an issuer not involving any public offering. The securities to be issued under the Exchange Agreement will be issued in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act. This Current Report on Form 8-K (this “Current Report”) does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

The Company will be obligated to file a registration statement registering for resale the shares underlying the Debentures and Warrants on or before April 7, 2017 and use best efforts to cause such registration statement to be declared effective within 45 days or 75 days if reviewed. The Company’s failure to satisfy certain conditions and deadlines described in the Registration Rights Agreement may subject it to payment of certain liquidated damages. Additionally, the Company is required to seek shareholder approval to issue in excess of 20% of the Company’s issued and outstanding shares of Common Stock. The holders were also granted a right of participation in up to 50% of any future offerings for so long as the Debentures and Warrants are outstanding.

The Purchase Agreement may be terminated by any purchaser, as to such purchaser’s obligations only, if the closing of the Purchase Agreement has not been consummated by March 24, 2017; provided, however, that such termination will not affect the right of any party to sue for breach by any other party (or parties).

The foregoing description of the Purchase Agreement, the Debentures, the Warrants, the Security Agreement, the Exchange Agreement and the Guarantee does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, which are filed as exhibits to this Current Report and are incorporated herein by reference.

2

On March 16, 2017, the Company issued a press release regarding the offering. A copy of the press release is attached hereto as Exhibit 99.1, which is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Exhibit 99.1 shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

The Company also entered into exchange agreements with certain holders of its warrants issued on July 19, 2016 to exchange, upon the closing under the Purchase Agreement, such warrants for an aggregate of 29,518 shares of Common Stock. Such shares of Common Stock will be issued in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act.

On March 13, 2017, the Company entered into a note and warrant exchange agreement with the holders of the convertible notes and warrants issued on September 15, 2016 to exchange such securities for an aggregate of 400,000 shares of Common Stock. Such shares of Common Stock were issued in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act.

Item 3.02        Unregistered Sales of Equity Securities

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

2

Item 9.01.       Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Exhibit Description

10.126	Securities Purchase Agreement, dated as of March 15, 2017, between Rennova Health, Inc. and each purchaser identified on the signature pages thereto
10.127	Form of Senior Secured Original Issue Discount Convertible Debenture (incorporated by reference to Exhibit A to Exhibit 10.126)
10.128	Form of Series A/B/C Common Stock Purchase Warrant (incorporated by reference to Exhibit C to Exhibit 10.126)
10.129	Form of Security Agreement (incorporated by reference to Exhibit E to Exhibit 10.126)
10.130	Form of Subsidiary Guarantee (incorporated by reference to Exhibit F to Exhibit 10.126)
10.131	Exchange Agreement, dated as of March 15, 2017, between Rennova Health, Inc. and the investor signatory thereto
99.1	Press Release, dated March 16, 2017

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2017	RENNOVA HEALTH, INC.

By: /s/ Seamus Lagan
Seamus Lagan
Chief Executive Officer
(principal executive officer)

5

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.126	Securities Purchase Agreement, dated as of March 15, 2017, between Rennova Health, Inc. and each purchaser identified on the signature pages thereto
10.127	Form of Senior Secured Original Issue Discount Convertible Debenture (incorporated by reference to Exhibit A to Exhibit 10.126)
10.128	Form of Series A/B/C Common Stock Purchase Warrant (incorporated by reference to Exhibit C to Exhibit 10.126)
10.129	Form of Security Agreement (incorporated by reference to Exhibit E to Exhibit 10.126)
10.130	Form of Subsidiary Guarantee (incorporated by reference to Exhibit F to Exhibit 10.126)
10.131	Exchange Agreement, dated as of March 15, 2017, between Rennova Health, Inc. and the investor signatory thereto
99.1	Press Release, dated March 16, 2017

6